Exhibit 1.01 - Conflict Minerals Report (CMR)

Conflict Minerals Report of Eni SpA

Section 1: Introduction and Company Overview

This is the Conflict Minerals Report of Eni SpA (herein referred to as "Eni", the "Company", "we", "us", or "our") for calendar year 2015 in accordance with Rule 13p-1 under the Securities and Exchange Act of 1934 ("Rule 13p-1").

Our products and business segments or subsidiaries under the scope of the statute are described in Form SD.

Section 2: Due diligence framework

In accordance with Rule 13p-1, we undertook due diligence efforts on the source and chain of custody of the Necessary Conflict Minerals in our products, as described in Form SD. We acknowledge the due diligence framework as set forth in the internationally recognized Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas ("OECD Framework") of the Organization for Economic Cooperation and Development (OECD) and we are designing and implementing our due diligence measures accordingly.

Section 3: Due diligence approach

Eni’s due diligence efforts for 2015 included the following five steps:

Step 1: Establish company management systems

  Conflict Minerals team
  We have established a cross functional Conflict Minerals project team comprising executive level management with coordinators from each business unit involved, to direct the overall efforts of the Conflict Minerals compliance program. This team has been sponsored by the Company’s CFRO (Chief financial and risk officer) and the compliance program has been approved by the Company’s highest management committees which include the heads of Eni’s business units and central departments. Our business segments and subsidiaries involved in the program have also established teams responsible for conducting, supervising and coordinating all relevant activities at divisional level and reporting to the Group’s management team regarding the results of the activities performed. Finally, we have adopted internal, Group-level procedures and rules so as to raise awareness about our intention to establish a responsible supply chain and in order to establish Group guidelines on how to design and conduct a due diligence on conflict minerals.

  Conflict Minerals policy
  We have established and updated a policy with respect to the sourcing of minerals from the Covered Countries and published this Group policy on our external website at http://www.eni.com/en_IT/sustainability/business-ethics/human-rights-supply-chain/human-rights-supply-chain.shtml. In this policy we confirm our commitment to corporate sustainability and respecting and promoting human rights in our operations and the activities performed by our Business Partners. This policy is reviewed annually by our senior management team in charge of promoting the Conflict Minerals program.
  Supplier engagement
  Eni has in place guidelines, procedures and standard contractual terms & conditions that, among other things, require compliance with human rights framework as a prerequisite for qualification to do business with Eni and with the Eni Code of Ethics and Human Rights Guidelines as contractual obligations towards Eni. Our standard contractual terms and conditions regarding the supply of products that contain or may contain conflict minerals include binding and clear-cut requirements regarding conflict minerals and responsible sourcing. Our suppliers are required to maintain procedures reasonably designed to ensure that any conflict minerals sold to Eni are sourced in accordance to the principle of a responsible supply chain, and are required to promptly notify us in case of any breaches of this covenant. No such notifications have been received so far. We have increased efforts to explain to our suppliers the importance to Eni of their collaboration and commitment to our compliance program. As part of these efforts, Saipem held a due diligence day at its headquarters with the highest-risk suppliers identified. During this event, Saipem explained its commitment in establishing a responsible supply chain and what it would expect from suppliers. Such high-risk suppliers were advised on how to fill the RCOI questionnaire and how to engage other suppliers along the supply chain. We are engaging with our high-risk suppliers to promote tracing of their supply chain for the purpose of verifying whether our Necessary Conflict Minerals may have financed conflicts in the Covered Countries.
  Collaboration with other businesses
  Eni and Saipem approached other operators with comparable supply chains in terms of reach and complexity. By cooperating with these entities, we can benchmark our due diligence steps with those adopted by other issuers and share information and methodologies, including with respect to the engagement of suppliers and the assessment and evaluation of their representations.
  Grievance mechanism
  Eni has in place a procedure for reporting any violation of our guidelines on the respect of human rights and/or other part of our compliance program via a whistle blowing mechanism whereby alleged violations can be reported to Eni via existing grievance channels for ethics or compliance violations via our external website at
  http://www.eni.com/portal/tools/processSegnalazione.do?locale=en_IT.

Step 2 and Step 3: Identify, assess and respond to risks in the supply chain

To identify, assess and respond to risks in the supply chain, we undertook the following measures:

  We conducted a supply chain survey, which involved all of our high-risk suppliers as described in Form SD. This survey was based on the Electronics Industry Citizenship Coalition/Global e-Sustainability Initiative Conflict Minerals Reporting Template.
  The responses received from our suppliers about the country of origin of the Necessary Conflict Minerals provided to us were reviewed to assess their reliability.
  Our segment and subsidiaries teams subjected survey responses to due diligence measures when we had reason to believe that suppliers may have provided Necessary Conflict Minerals that originated from the Covered Countries and that were not from recycled or scrap sources. This included incomplete, inconsistent or missing supplier responses or where suppliers were unable to identify the countries of origin of the Necessary Conflict Minerals supplied to Eni.

  We requested suppliers who sent us incomplete or inconsistent responses to review the questionnaire providing them the necessary assistance on how to complete the questionnaire with, among other things, explanatory instructions.
  Our executive management team in charge of the Conflict Minerals program was informed of the nature and overall risk of supplier responses received. Management reporting materials were prepared summarizing the results of the risk assessment process.

Step 4: Carry out independent third-party audit of smelter/refiner due diligence practices

We do not have any direct relationship with any smelter or refinery in our supply chain. Furthermore, we did not perform or direct audits of smelters and refiners in 2015. In our due diligence efforts we will consider utilizing cross-industry initiatives such as those led by the Electronics Industry Citizenship Coalition (EICC) and the Global e-Sustainability Initiative (GeSI) such as the Conflict Free Smelter Initiative (CFSI) to conduct smelter and refiner due diligence. In the future, we will also explore other options.

Step 5: Report annually on supply chain due diligence

In accordance with OECD Guidance and the SEC Final Rule, this report and the associated Form SD are available online at http://www.eni.com/en_IT/sustainability/business-ethics/human-rights-supply-chain/human-rights-supply-chain.shtml.

Section 4: Due diligence results

As a downstream consumer of conflict minerals, we rely on our suppliers to gather information about smelters and refiners that processed the Necessary Conflict Minerals contained in the specific products or components that the suppliers provided to Eni. We believe that we made progress in our due diligence efforts in 2015 in order to trace the supply chain for our Necessary Conflict Minerals.
In the Refining & Marketing business, we surveyed all of our suppliers of Necessary Conflict Minerals and we obtained complete responses from each of them. All of our suppliers have adopted company-level policies for the responsible sourcing of Conflict Minerals. The responses received from suppliers were at company level and were not specific to conflict minerals supplied to us. Our suppliers provide us with sufficient information to be able to identify almost all of the smelters where they procured conflict minerals: (i) 3 out of 4 of those suppliers represented to us that they sourced the minerals from smelters that are certified smelters with the CFSI program; (ii) 1 out of 4 of our suppliers represented to us that they traced 100% of the smelters where they procured tin and more than 75% of smelters where they procured tungsten; all of such these smelters were certified. Accordingly, at this stage, with regard to all of our suppliers of conflict minerals in the Refining & Marketing business, we are able to determine almost in full which specific smelters or refineries were part of the supply chain of the components that we used to manufacture products in 2015. All of such smelters or refineries are certified with the CSFI program. However, we were not provided with any conclusive determination about the countries of origin of our Necessary Conflict Minerals, or whether they were from recycled or scrap sources.

In the case of Saipem, several of the responses received from suppliers provided Saipem with sufficient information to be able to identify the smelters relating to the components of Saipem’s products. Accordingly, at this stage, at least with regard to a number of suppliers of conflict minerals, Saipem is able to determine which specific smelters or refineries were part of the supply chain of the components that were used to manufacture Saipem’s products. A number of these smelters are certified with the CSFI program. Other suppliers indicated to Saipem that they are still in the process of identifying the smelters in their respective supply chains. Certain suppliers did not provide to Saipem any responses and there is no assurance that, even the suppliers that responded did not use other smelters in addition to the ones indicated to Saipem. One supplier indicated that he sourced the necessary conflict minerals from the Covered Countries. This supplier stated to Saipem that it has established due diligence procedure and has declared to make use of smelters certified with the CFSI initiative. Apart from this one, Saipem was not provided with any conclusive determination about the countries of origin of its Necessary Conflict Minerals, or whether they were from recycled or scrap sources.

See Annex I for a list of smelters or refiners where the Necessary Conflict Minerals supplied to Eni and Saipem in 2015 were sourced.

Section 5: Continuous improvement efforts to mitigate risk

We intend to take the following steps to improve the number and quality of supplier responses in the near future and to mitigate any risk that the Necessary Conflict Minerals used in our products may benefit armed groups:

  strengthen engagement with our high-risk suppliers who responded to our RCOI in order to obtain conclusive information about the countries of origin of our Necessary Conflict Minerals. We made progress in engaging with these suppliers in 2015 and we intend to increase our collaboration with them going forward by continuously sharing information and by tracing the supply chain;
  work with suppliers who provided responses containing red flags, including non-responsive suppliers, by helping them understand the importance of this initiative to Eni and by encouraging their participation also by providing them explanatory materials. We will also evaluate disengaging consistently reticent and non-collaborative suppliers;
  continue to train our suppliers of conflict minerals providing them written explanations, reports, instructions and engaging in training sessions that cover the legal background for this matter and the importance of ethical sourcing to us;
  continue to raise awareness both internally and with our high-risk suppliers about Eni’s commitment to fully trace the entire supply chain back to the countries of origin of our Necessary Conflict Minerals;
  continue to support responsible in-region mineral sourcing from the Covered Countries in order to not negatively affect the economies of such countries. We will seek not to eliminate conflict minerals originating in the Covered Countries but rather to obtain conflict minerals from sources that do not benefit armed groups in the region;
  strengthen our collaboration with other operators and industry working groups in order to share information, processes and methodologies for tracing the supply chain;
  evaluate participation in other joint initiatives based on the literature produced by the Electronics Industry Citizenship Coalition (EICC) and the Global e-Sustainability Initiative (GeSI), which supports the responsible sourcing of minerals through the development of a Conflict-Free Smelter (CFS) program;
  consider performing a due diligence of any given smelter should our supply chain findings lead to a non-certified smelter or refiner; and
  reiterate assessment process of our product portfolio and suppliers to obtain a complete map of Eni’s areas of risks.

Section 6: Independent audit

In accordance with the requirements of Form SD, as currently modified by the guidance set forth in the Public Statement on the Effect of the Recent Court of Appeals Decision on the Conflict Minerals Rule issued by the Director of the Division of Corporation Finance of the Securities and Exchange Commission on April 29, 2014, Eni has not obtained an independent private sector audit of its due diligence process.

Safe harbor statement
Certain disclosures contained herein contain forward-looking statements regarding future events and the future results of Eni that are based on current expectations, plans, forecasts, and projections about Eni’s future due diligence steps and procedures. Words such as "expects", "anticipates", "targets", "goals", "projects", "intends", "plans", "believes", "seeks", "estimates", "evaluates" variations of such words, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict because they relate to events and depend on circumstances that will occur in the future.
Therefore, Eni’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements. Any forward-looking statements made by or on behalf of Eni speak only as of the date they are made. Eni does not undertake to update forward-looking statements to reflect any changes in Eni’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. The reader should, however, consult any further disclosures Eni may make in documents it files with the US SEC.

Annex I

Metal	Smelter Name	Smelter Country	Comments
Gold	Aida Chemical Industries Co, Ltd	Japan	Compliant
Gold	Aktyubinsk Copper Co TOO	Kazakhstan
Gold	Allgemeine Gold-und Silberscheideanstalt AG	Germany	Compliant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil	Compliant
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Argor-Heraeus SA	Switzerland	Compliant
Gold	Asahi Pretec Corp	Japan	Compliant
Gold	Asaka Riken Co, Ltd	Japan	Compliant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret AS	Turkey
Gold	Aurubis AG	Germany	Compliant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines	Compliant
Gold	Bauer Walser AG	Germany
Gold	Boliden AB	Sweden	Compliant
Gold	C. Hafner GmbH + Co KG	Germany	Compliant
Gold	Caridad	Mexico
Gold	CCR Refinery - Glencore Canada Corp	Canada	Compliant
Gold	Cendres + Métaux SA	Switzerland
Gold	Yunnan Copper Industry Co, Ltd	China
Gold	Chimet SpA	Italy	Compliant
Gold	Chugai Mining	Japan
Gold	Daejin Indus Co, Ltd	Korea, Republic of
Gold	Daye Non-Ferrous Metals Mining Ltd	China
Gold	Do Sung Corp	Korea, Republic of
Gold	Doduco	Germany	Compliant
Gold	Dowa	Japan	Compliant
Gold	Eco-System Recycling Co, Ltd	Japan	Compliant
Gold	Faggi Enrico SpA	Italy
Gold	Fidelity Printers and Refiners Ltd	Zimbabwe
Gold	OJSC Novosibirsk Refinery	Russian Federation	Compliant
Gold	Gansu Seemine Material Hi-Tech Co, Ltd	China
Gold	Geib Refining Corp	United States
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	Guangdong Jinding Gold Ltd	China
Gold	Hangzhou Fuchunjiang Smelting Co, Ltd	China
Gold	Heimerle + Meule GmbH	Germany	Compliant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corp	China	Compliant

Gold	Heraeus Ltd Hong Kong	China	Compliant
Gold	Heraeus Precious Metals GmbH & Co KG	Germany	Compliant
Gold	Hunan Chenzhou Mining Group Co, Ltd	China
Gold	Hwasung CJ Co, Ltd	Korea, Republic of
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co Ltd	China	Compliant
Gold	Ishifuku Metal Industry Co, Ltd	Japan	Compliant
Gold	Istanbul Gold Refinery	Turkey	Compliant
Gold	Japan Mint	Japan	Compliant
Gold	Jiangxi Copper Co Ltd	China	Compliant
Gold	Johnson Matthey Inc	United States	Compliant
Gold	Johnson Matthey Ltd	Canada	Compliant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation	Compliant
Gold	JSC Uralelectromed	Russian Federation	Compliant
Gold	JX Nippon Mining & Metals Co, Ltd	Japan	Compliant
Gold	Kazzinc	Kazakhstan	Compliant
Gold	Kennecott Utah Copper Llc	United States	Compliant
Gold	KGHM Polska Miedz Spólka Akcyjna	Poland
Gold	Kojima Chemicals Co, Ltd	Japan	Compliant
Gold	Korea Metal Co, Ltd	Korea, Republic of
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	L'azurde Co For Jewelry	Saudi Arabia
Gold	Lingbao Gold Co Ltd	China
Gold	Lingbao Jinyuan Tonghui Refinery Co, Ltd	China
Gold	LS-NIKKO Copper Inc	Korea, Republic of	Compliant
Gold	Luoyang Zijin Yinhui Gold Refinery Co, Ltd	China
Gold	Materion	United States	Compliant
Gold	Matsuda Sangyo Co, Ltd	Japan	Compliant
Gold	Metalor Technologies (Hong Kong) Ltd	China	Compliant
Gold	Metalor Technologies (Singapore) Pte, Ltd	Singapore	Compliant
Gold	Metalor Technologies (Suzhou) Ltd	China	Compliant
Gold	Metalor Technologies SA	Switzerland	Compliant
Gold	Metalor USA Refining Corp	United States	Compliant
Gold	Metalúrgica Met-Mex Peñoles, SA de CV	Mexico	Compliant
Gold	Mitsubishi Materials Corp	Japan	Compliant
Gold	Mitsui Mining and Smelting Co, Ltd	Japan	Compliant
Gold	MMTC-PAMP India Pvt., Ltd	India
Gold	Moscow Special Alloys Processing Plant	Russian Federation	Compliant
Gold	Nadir Metal Rafineri San. Ve Tic. AS	Turkey	Compliant

Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Sumitomo Metal Mining Co, Ltd	Japan
Gold	Nihon Material Co, Ltd	Japan	Compliant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria	Compliant
Gold	Ohio Precious Metals, Llc	United States	Compliant
Gold	Ohura Precious Metal Industry Co, Ltd	Japan	Compliant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastvetmet)	Russian Federation	Compliant
Gold	PAMP SA	Switzerland	Compliant
Gold	JX Nippon Mining & Metals Co, Ltd	Japan
Gold	Penglai Penggang Gold Industry Co, Ltd	China
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation	Compliant
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia	Compliant
Gold	PX Précinox SA	Switzerland	Compliant
Gold	Rand Refinery (Pty) Ltd	South Africa	Compliant
Gold	Republic Metals Corp	United States	Compliant
Gold	Royal Canadian Mint	Canada	Compliant
Gold	Sabin Metal Corp	United States
Gold	Samduck Precious Metals	Korea, Republic of
Gold	SAMWON Metals Corp	Korea, Republic of
Gold	Schone Edelmetaal	Netherlands	Compliant
Gold	SEMPSA Joyería Platería SA	Spain	Compliant
Gold	TCA SpA	Italy
Gold	The Refinery of Shandong Gold Mining Co, Ltd	China	Compliant
Gold	Shandong Zhaojin Gold & Silver Refinery Co, Ltd	China	Compliant
Gold	Shandong Tiancheng Biological Gold Industrial Co, Ltd	China
Gold	Sichuan Tianze Precious Metals Co, Ltd	China	Compliant
Gold	Singway Technology Co, Ltd	Taiwan	Compliant
Gold	Sumitomo Metal Mining Co, Ltd	Japan	Compliant
Gold	So Accurate Group, Inc	United States
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation	Compliant
Gold	Solar Applied Materials Technology Corp	Taiwan	Compliant
Gold	Sumitomo Metal Mining Co, Ltd	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan	Compliant
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Refinery of Shandong Gold Mining Co, Ltd	China
Gold	Tokuriki Honten Co, Ltd	Japan	Compliant
Gold	Tongling Nonferrous Metals Group Co, Ltd	China

Gold	Torecom	Korea, Republic of
Gold	Sumitomo Metal Mining Co, Ltd	Japan
Gold	Umicore Brasil Ltda	Brazil	Compliant
Gold	Umicore Precious Metals Thailand	Thailand	Compliant
Gold	Umicore SA Business Unit Precious Metals Refining	Belgium	Compliant
Gold	United Precious Metal Refining, Inc	United States	Compliant
Gold	Valcambi SA	Switzerland	Compliant
Gold	Western Australian Mint trading as The Perth Mint	Australia	Compliant
Gold	Yamamoto Precious Metal Co, Ltd	Japan	Compliant
Gold	Yokohama Metal Co, Ltd	Japan	Compliant
Gold	Shandong Zhaojin Gold & Silver Refinery Co, Ltd	China
Gold	Zijin Mining Group Co, Ltd Gold Refinery	China	Compliant
Gold	ABC	Albania
Gold	Acade Noble Metal (Zhao Yuan) Corp	China
Gold	Academy Precious Metals (China) Co, Ltd	China
Gold	Aktobe	China
Gold	ASARCO	United States
Gold	Audiua Escardida	Chile
Gold	Baiyin Nonferrous Group Co, Ltd	China
Gold	Bangkok Assay	Thailand
Gold	Bank of Nova Scotia (LMBA)	Hong Kong
Gold	Bank of Switzerland	Switzerland
Gold	Batu Hijau Gold/Copper Mining	Indonesia
Gold	BHP Billion	Chile
Gold	Bolin Co Ltd	China
Gold	Boston Metals	Korea, Republic of
Gold	BRIGHT-E	China
Gold	C. Uyemura & Co, Ltd	Japan
Gold	Central Bank of the DPR of Korea	Korea, Republic of
Gold	Changcheng Gold and Silver Refinery Co	China
Gold	Changsanjiao Elc.	China
Gold	Changshu Sub Material Co, Ltd	China
Gold	Changzhou Chemical Design Institution	China
Gold	Changzhou Ming Feng Hardware Connector Factory	China
Gold	Chenggong Technology Co, Ltd	Uzbekistan
Gold	Cheong Hing	Hong Kong
Gold	China Gold	China

Gold	China Golddeal Investment Co Ltd	China
Gold	China Sino-Platinum Metals Co, Ltd	China
Gold	China's Nonferrous Mining Group Co, Ltd	China
Gold	Chin-Leep Enterprise Co, Ltd	Taiwan
Gold	Chroma New Material Corp	Taiwan
Gold	Chugaikogyo	Japan
Gold	Cloud Hunan	China
Gold	Codela	China
Gold	Codelco	Chile
Gold	Cookson Sempsa	Spain
Gold	Corporacion Nacional del Cobre de Chile	Chile
Gold	Da Hong	Taiwan
Gold	Daeryong ENC	Korea, Republic of
Gold	Degussa	Germany
Gold	Der Kae Enterprise Co	Uzbekistan
Gold	Dongguan Cameroon Chemical Materials Co, Ltd	China
Gold	Dongguan Dong wu Violent-toxic Chemical Products Co, Ltd	China
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	Chile
Gold	Dongguan Solme Hardware Co, Ltd	China
Gold	Dongguan Standard Electronic Material Co, Ltd	China
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	China
Gold	Dong-Wo Co, Ltd	China
Gold	Dujinshui Zhihuan Fanying	China
Gold	Duoxin	China
Gold	E-CHEM Enterprise Corp	Taiwan
Gold	Edison Plating Technology Co, Ltd	Japan
Gold	Enthone	United States
Gold	ESG Edelmetallservice GmbH & Co KG	Germany
Gold	Ferro Corp	United States
Gold	Five Gold Steel Material Processing	China
Gold	Foxconn Technology Group	Taiwan
Gold	Furukawa Electric	Japan
Gold	GLD	Korea, Republic of
Gold	Gansu-based Baiyin Nonferrous Metals Corp (BNMC)	China
Gold	Gold and Silver Refining Strokes Ltd	China
Gold	Gold Shousha	Japan
Gold	Gold Trading Co Ltd	China
Gold	Gold-Zhaoyuan	China

Gold	Gong an Ju	China
Gold	Guangdong Fushan Anson	China
Gold	Guangdong Hua Jian Trade Co, Ltd	China
Gold	Guangdong Jin Xian Gao Xin Cai Liao Gong Si	China
Gold	Guangdong Macro Jin Precious Metal Smelting Plant	China
Gold	Guangdong MingFa Precious Metal Co, Ltd	China
Gold	Guangzhou Hanyuan Electronic Tech Co Ltd	China
Gold	Guangzhou Jin Ding	China
Gold	Guangzhou King's Hi-Tech Materials	China
Gold	Gusu Plating Co, Ltd	China
Gold	GWO Chern Industrial Co, Ltd	Taiwan
Gold	Hang Technology	China
Gold	Hanhua Jinshu	China
Gold	Harima Smelter	Japan
Gold	Harmony Gold Refinery	South Africa
Gold	He Nan San Men Xia Gold Smelting Plant	China
Gold	Heesung Metal Ltd	Australia
Gold	Henan Province in Gold Investment Management Ltd	China
Gold	Henan Zhongyuan Gold Smelter Co, Ltd	China
Gold	Heraeus Shin-Etsu Quartz Inc	China
Gold	Hiroshima East Jinding Tech Materials	China
Gold	Hisikari Mine	Japan
Gold	HMG	Germany
Gold	Hon Shen Co Ltd	Taiwan
Gold	HonHai Precision Co, Ltd	Taiwan
Gold	Honorable Hardware Craft Product Ltd Co	China
Gold	Huizhou Baoyuhua Electronics Co, Ltd	China
Gold	ICBC	China
Gold	Indonesian State Tin Corp	Indonesia
Gold	Island Gold Refinery	China
Gold	Japan Pure Chemical Co, Ltd	Japan
Gold	Jia Lung Corp	Taiwan
Gold	Jiangsu Sue Large Special Chemical Reagent Co, Ltd	China
Gold	Jie Sheng	China
Gold	Jin Dong Heng	China
Gold	Jin Jinyin Refining Co Ltd	China
Gold	JinBao Electronic Co, Ltd	China
Gold	Jinchang Gold Mine	China

Gold	Jinfeng Gold Mine Smelter	China
Gold	Jinlong Copper Co, Ltd	China
Gold	Jinsung Metal Corp	Korea, Republic of
Gold	Kanfort Industrial (Yantai) Co Ltd	China
Gold	Kangqiang Electronics Co, Ltd	China
Gold	Kazakhmys Smelting Llc	Kazakhstan
Gold	Kee Shing	Hong Kong
Gold	Kuan Shuo Ind. Co, Ltd	Japan
Gold	Kunshan Jinli Chemical Industry Reagents Co, Ltd	China
Gold	Kyocera	Japan
Gold	LBMA (London Bullion Market Association)	United Kingdom
Gold	LG-Nikko Smelter	China
Gold	Lian Xing Plating Factory	China
Gold	LiBaoJia	China
Gold	Lifu Precious Metals Co Ltd	China
Gold	Lingao Gold	China
Gold	Linxens	France
Gold	Littlefuse	United States
Gold	Luo Men Ha Si	China
Gold	Macderlun	China
Gold	Maite Long	China
Gold	Malaysian Electronics Materials Sdn Bhd	Malaysia
Gold	Marsam Metals	Brazil
Gold	Material Technology Co, Ltd	China
Gold	Matthey Ltd	Canada
Gold	Meta Low Technologies Japan Ltd	Japan
Gold	Metallic Resources Inc	United States
Gold	Metalor Germany	Germany
Gold	Mexicana de Cobre SA de CV	Mexico
Gold	Mitsubishi Gas Chemical Co, Inc	Japan
Gold	MK Electron	Australia
Gold	Monopoly Ltd Zhuhai Toxic Materials	China
Gold	Mori Silver	Japan
Gold	Morigin Co	Japan
Gold	Morris and Watson	New Zealand
Gold	N.E. Chemcat Corp	Japan
Gold	Nanchuang Henghua Non-Ferrous Metal Alloy Factory	China
Gold	Natsuda Sangyo Co, Ltd	Japan

Gold	Neomax Hitachi	Japan
Gold	Ningbo Kangqiang	China
Gold	Ningbo Yinzhou Bronze Belt Co, Ltd	China
Gold	Nishihara Science and Engineering	Japan
Gold	Nisshin Chemical Co, Ltd	Japan
Gold	Nissin Kasei Co, Ltd	Japan
Gold	Nittesu Mining Co	Japan
Gold	NMC	Philippines
Gold	OGM	Singapore
Gold	OMG Electrochemicals	United States
Gold	OMG Galvanotechnik	Germany
Gold	Operaciones Metalurgical SA	Bolivia
Gold	Orelec	France
Gold	Philippines Associated Smelting and Refining Corp	Philippines
Gold	PJ-USA	Canada
Gold	PM Sales Inc	United States
Gold	Pogo Gold Mining	United States
Gold	Poongsan Corp	Korea, Republic of
Gold	Pynmax Technology Co, Ltd	Taiwan
Gold	Rationale Technology Co, Ltd	China
Gold	Realized The Enterprise Co, Ltd	China
Gold	Rohm & Haas Elec. Matl'ls	Singapore
Gold	Rongda	China
Gold	Rui Sheng	Indonesia
Gold	Safimet SpA	Italy
Gold	Sanmenxia Hang Seng Science and Technology Co, Ltd	China
Gold	Schoot	Germany
Gold	Scotia Mocatta	Hong Kong
Gold	SD Gold	United States
Gold	Sendanex Chemical Industry & Richemax International Co, Ltd	Taiwan
Gold	Senju Metal Industry Co, Ltd	Japan
Gold	Sewon Korea	Korea, Republic of
Gold	Shan Dong Huangjin	China
Gold	Shandong Jin Jinyin Refining Ltd	China
Gold	Shandong Jun Mai Fu	China
Gold	Shandong Yantai Recruit JinLi Vice Co, Ltd	China
Gold	Shandong Zhao Jin Bullion Refinery Ltd	China
Gold	Shandong Zhao Jin Jituan Youxian Gongsi	China

Gold	Shangdong Zhaojin Group Zhaoyuan Gold Refining Co, Ltd	China
Gold	Shangdong ZhaoJin LiFu Noble Metal Co, Ltd	China
Gold	Shanghai Dashou Electronics Co, Ltd	China
Gold	Shanghai Gold Bourse	China
Gold	Shanghai Gold Exchange	China
Gold	Shanghai Jinsha Shiye Co, Ltd	China
Gold	Shanghai Kyocera Electronics Co, Ltd	China
Gold	Shanghai Yue Qiang Metal Products	China
Gold	Shen Zhen Thousand Island Ltd	China
Gold	Shengyi Technology Co, Ltd	Australia
Gold	Shenzhen Chemicals & Light Industry Co, Ltd	China
Gold	Shenzhen Fujun Material Technology Co, Ltd	China
Gold	Shenzhen Hao Hardware Plastic Co, Ltd	China
Gold	Shenzhen Heng Zhong Industry Co, Ltd	China
Gold	Shenzhen Hua Ao Surface Treatment Technology Co, Ltd	China
Gold	Shenzhen Jinjunwei Resource Comprehensive Development Co, Ltd	China
Gold	Shenzhen Kuril Metal Co	China
Gold	Shenzhen Lianfeng Hardware Plastic Co, Ltd	China
Gold	Shenzhen Tiancheng Chemical Co Ltd	China
Gold	Shenzhen Zhengtiianwei Technologies Co Ltd	China
Gold	Shindong-a	Korea, Republic of
Gold	Shinko Electric Industries Co, Ltd	Japan
Gold	Shogini Technoarts Pvt Ltd	India
Gold	Sino-Platinum Metals Co, Ltd	China
Gold	Sojitz	Japan
Gold	Soka Plant	Japan
Gold	Solor	Taiwan
Gold	Soochow University's	China
Gold	Standard Bank	Hong Kong
Gold	Substrate	China
Gold	Sumisho Materials Corp	Japan
Gold	Suntain	Taiwan
Gold	Super Dragon Technology Co, Ltd	China
Gold	Suzhou Xingrui Noble	China
Gold	Suzuki Kikinzoku Kako KK	Japan
Gold	Tai Zhou Chang San Jiao Electron Co, Ltd	China
Gold	Taipeng	China
Gold	Taiwan Sumiko Material Co, Ltd	China

Gold	Taizhou Changsanjiao Co Ltd	China
Gold	Taizhou City Long Triangle Electronics Co, Ltd	China
Gold	Taizhou City Yangtze River Delta Electron Ltd	China
Gold	The Hutti Gold Co	India
Gold	Tian Cheng	China
Gold	Tokumoto Honten	Japan
Gold	Tong Ling Jin Dian Electrical Technology Co Ltd	China
Gold	UBS AG	Switzerland
Gold	Umicore Galvanotechnik GmbH	Germany
Gold	Uniforce Metal Industrial Corp	Hong Kong
Gold	United States of America Univertical International (Suzhou) Co, Ltd	United States
Gold	Uyemura	United States
Gold	WAM Technologies Taiwan Co, Ltd	Taiwan
Gold	Wang Ting	Hong Kong
Gold	Wenzhou Yihua Connector Co	China
Gold	Wieland Metals Shanghai Ltd	China
Gold	Williams Gold Refining Co	United States
Gold	Worldtop	Korea, Republic of
Gold	Wuxi Middle Treasure Materials	China
Gold	Xiamen Jinbo Metal Co, Ltd	China
Gold	XinYe Co Ltd	China
Gold	Yangzhou Genesis	China
Gold	Yantai Kanfort Pioneer Metals Corp	China
Gold	Yantai Zhaojin Lifu Precious Metals Co, Ltd	China
Gold	Yantai Zhaojin Kanfort Precious Metals Co, Ltd	China
Gold	Yoo Chang Metal	Korea, Republic of
Gold	Yunnan Metallurgical Group Co, Ltd	China
Gold	Zhao Jin Mining Industry Co, Ltd	China
Gold	Zhaojin Gold & Silver Refinery Co, Ltd	China
Gold	Zhaojin Kanfort Precious Metals Inc	China
Gold	Zhaojin Lai Fuk Precious Metals Ltd	China
Gold	Zhaojun Maifu	China
Gold	Zhaoyuan Gold Smelting Co, Ltd	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhejiang Suijin	China
Gold	Zhongkuang Gold Industry Ltd Co	China
Gold	Zhongshan Public Security Bureau	China
Gold	Zhongshang Hyper-Toxic Substance Co Ltd	China

Tantalum	A&M Minerals Ltd	United Kingdom
Tantalum	Air Products	United States
Tantalum	Allied Material (ALMT)	Japan
Tantalum	Arroz Corp	Japan
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co, Ltd	China
Tantalum	CIF Smelter	China
Tantalum	Codelco	Chile
Tantalum	Companhia Industrial Fluminense	Brazil
Tantalum	Daido Steel	Japan
Tantalum	E. Ma Ta Phut	Thailand
Tantalum	Enthone France	France
Tantalum	Ethiopian Minerals Development Share Co	Ethiopia
Tantalum	Fombell	United States
Tantalum	Fujian Nanping	China
Tantalum	GAM (Cabot Corp)	Australia
Tantalum	Gannon & Scott	United States
Tantalum	Golden Egret	China
Tantalum	Han Sung Metar	Korea, Republic of
Tantalum	Innova Recycling GmbH	Germany
Tantalum	JFE Steel Corp	Japan
Tantalum	Jaingxi Yichun	China
Tantalum	Kanto Denka Kogyo Co, Ltd	Japan
Tantalum	KULBA	China
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co Ltd	China
Tantalum	Maruichi Steel Tube Ltd Co	Japan
Tantalum	Maruichikokan Co Ltd	Japan
Tantalum	Matsuo Electric	Japan
Tantalum	Metal Do Co, Ltd	Japan
Tantalum	Nantong Tongjie Electrical Co, Ltd	China
Tantalum	NEC Tokin Electronics Co, Ltd	Thailand
Tantalum	Ninghua Xing Luo Keng Tungsten Mining Co, Ltd	China
Tantalum	Nippon Mining & Metals Co, Ltd	Japan
Tantalum	Nitorah	Switzerland
Tantalum	Noventa	Mozambique
Tantalum	NTET	Thailand

Tantalum	Nuvoton Technology Corp	Taiwan
Tantalum	One Co, Ltd	Korea, Republic of
Tantalum	Posco	Korea, Republic of
Tantalum	Remelt Sources Inc	United States
Tantalum	Talison Minerals Pty Ltd	Australia
Tantalum	Tanco	Canada
Tantalum	Tantalite Resources	South Africa
Tantalum	Union Tool Co Ltd	Japan
Tantalum	Yano Metal	Japan
Tantalum	Changsha South Tantalum Niobium Co, Ltd	China	Compliant
Tantalum	Conghua Tantalum and Niobium Smeltry	China	Compliant
Tantalum	D Block Metals, Llc	United States	Compliant
Tantalum	Duoluoshan	China	Compliant
Tantalum	Exotech Inc	United States	Compliant
Tantalum	F&X Electro-Materials Ltd	China	Compliant
Tantalum	FIR Metals & Resource Ltd	China	Compliant
Tantalum	Global Advanced Metals Aizu	Japan	Compliant
Tantalum	Global Advanced Metals Boyertown	United States	Compliant
Tantalum	Guangdong Zhiyuan New Material Co, Ltd	China	Compliant
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd, Kaili branch	China	Compliant
Tantalum	H.C. Starck Co, Ltd	Thailand	Compliant
Tantalum	H.C. Starck GmbH Goslar	Germany	Compliant
Tantalum	H.C. Starck GmbH Laufenburg	Germany	Compliant
Tantalum	H.C. Starck Hermsdorf GmbH	Germany	Compliant
Tantalum	H.C. Starck Inc	United States	Compliant
Tantalum	H.C. Starck Ltd	Japan	Compliant
Tantalum	H.C. Starck Smelting GmbH & CoKG	Germany	Compliant
Tantalum	Hengyang King Xing Lifeng New Materials Co, Ltd	China	Compliant
Tantalum	Hi-Temp Specialty Metals, Inc	United States	Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co, Ltd	China	Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co, Ltd	China	Compliant
Tantalum	Jiujiang Tanbre Co, Ltd	China	Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	China	Compliant
Tantalum	KEMET Blue Metals	Mexico	Compliant
Tantalum	KEMET Blue Powder	United States	Compliant
Tantalum	King-Tan Tantalum Industry Ltd	China	Compliant
Tantalum	LSM Brasil SA	Brazil	Compliant

Tantalum	Metallurgical Products India Pvt, Ltd	India	Compliant
Tantalum	Mineração Taboca SA	Brazil	Compliant
Tantalum	Mitsui Mining & Smelting	Japan	Compliant
Tantalum	Molycorp Silmet AS	Estonia	Compliant
Tantalum	Ningxia Orient Tantalum Industry Co, Ltd	China	Compliant
Tantalum	Plansee SE Liezen	Austria	Compliant
Tantalum	Plansee SE Reutte	Austria	Compliant
Tantalum	QuantumClean	United States	Compliant
Tantalum	RFH Tantalum Smeltry Co, Ltd	China	Compliant
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation	Compliant
Tantalum	Taki Chemicals	Japan	Compliant
Tantalum	Telex Metals	United States	Compliant
Tantalum	Tranzact, Inc	United States	Compliant
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan	Compliant
Tantalum	XinXing HaoRong Electronic Material Co, Ltd	China	Compliant
Tantalum	Yichun Jin Yang Rare Metal Co, Ltd	China	Compliant
Tantalum	Zhuzhou Cemented Carbide	China	Compliant
Tantalum	Avon Specialty Metals Ltd	United Kingdom	Active
Tantalum	Resind Indústria e Comércio Ltda	Brazil	Compliant
Tantalum	Telex Metals	United States	Compliant
Tin	5N Plus	Germany
Tin	Academy Precious Metals (China) Co, Ltd	China
Tin	Ai-chia Industrial Co, Ltd	China
Tin	AIM	Canada
Tin	AK Steel Corp	United States
Tin	Aleris	Canada
Tin	All Armor Minoru Industry Co, Ltd	Taiwan
Tin	ALMAG	Italy
Tin	Almit	China
Tin	Alpha Metals Korea Ltd (Alpha)	Korea, Republic of
Tin	Amalgamated Inc	United States
Tin	American Iron and Metal	United States
Tin	Ami Bridge Enterprise Co, Ltd	Taiwan
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co Ltd	China
Tin	Anson Solder Tin Products Co, Ltd	China
Tin	Aoki Laboratories, Ltd	China
Tin	Arcelor La Plaine	France
Tin	ArcelorMittal Burns Harbor	United States
Tin	Asahi Seiren Co, Ltd	Japan
Tin	Asahi Solder Technoloy (Wuxi) Co, Ltd	China

Tin	ASEM	China
Tin	Assaf Conductors Ltd	United States
Tin	Atlantic Metals	United States
Tin	Atotech	Germany
Tin	Ausmelt Ltd	Australia
Tin	Balver Zinn Josef Jost GmbH & Co Kg	Germany
Tin	Bangjia Island	Indonesia
Tin	Baoshenglong	China
Tin	Baoshida Swissmetal	Switzerland
Tin	Baotai	China
Tin	Befesa Aluminio, S.L.	Spain
Tin	Beijing Oriental Guide Welding Materials Co, Ltd	China
Tin	Best Metais e Soldas SA	Brazil
Tin	Best Metals	Brazil
Tin	Bintulu	Malaysia
Tin	BNT Chemicals GmbH	Germany
Tin	Boyi Metal Electro Fty	China
Tin	Brautmeier GmbH	Germany
Tin	Brinkmann Chemie AG	Germany
Tin	Britannia Refined Metals Ltd	United Kingdom
Tin	Buhung Ind	Korea, Republic of
Tin	Butterworth Smelter	Malaysia
Tin	Canfield	United States
Tin	Capxon (Hongyuan)	Indonesia
Tin	Castolin	France
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda	Brazil
Tin	Chianbow	Indonesia
Tin	Chan Wen Copper Industry Co, Ltd	Taiwan
Tin	ChaoYue	China
Tin	Chen Jung Metal	Taiwan
Tin	Chenglikunschanchenglihan Tin Industry Co, Ltd	China
Tin	Chenzhou Gold Arrow Solder Co, Ltd	China
Tin	Chenzhou Yunxiang Mining Smelting Co Ltd	China
Tin	China Guangxi Liuzhou City, Tin Metal Materials Branch	China
Tin	China Hiroshima Xi Nandan Chinese Tin Sets Foundation	China
Tin	China Hongqiao	China
Tin	China Steel Corp	China
Tin	China Tin Lai Ben Smelter Co, Ltd	China

Tin	China Yunxi Mining	China
Tin	Chofu Works	Japan
Tin	Chorus Tata Steel	Belgium
Tin	Chuangye Metal Wiring Materials Co, Ltd	China
Tin	Cofermetal	Italy
Tin	Colonial Metals Co	United States
Tin	Constellium Extrusions Decin SRO	Czech Republic
Tin	Cooerativa Produtores de Cassiterita	Brazil
Tin	Coopermetal (Cooperativa Metalurgica de Rondonia Ltda)	Brazil
Tin	CSC Pure Technologies	Russian Federation
Tin	CV Duta Putra Bangka	Indonesia
Tin	Dae Chang Ind Co Ltd	Korea, Republic of
Tin	Dae Kil	Korea, Republic of
Tin	Daiki Aluminum Industry Co, Ltd	Thailand
Tin	Darley Dale Smelter	United Kingdom
Tin	Deawoo International	Korea, Republic of
Tin	Dede Kimya	Turkey
Tin	Dickmann Srl	Italy
Tin	Diehl Metall	Germany
Tin	Doctor of Solder Products Co, Ltd	China
Tin	Dohina Metal	Japan
Tin	Doi Field Metals Co, Ltd	Japan
Tin	Dong Guan Shenmao Soldering Tin Co Ltd	China
Tin	Dongbusteel	Korea, Republic of
Tin	Dongguan City Huayu Metals Material Co	China
Tin	Dongguan City Xida Soldering Tin Products Co, Ltd	China
Tin	Dongguan Qiandao	China
Tin	Dongguan Yuecheng Metal Materials Co, Ltd	China
Tin	Dongguan Zhong Ju Tin Electronic Co, Ltd	China
Tin	Dongguang Jinnji Precision Die Machine Inc	China
Tin	Dr.-Ing. Max Schlotter GmbH & Co	Peru
Tin	Dukshan High Metal	Korea, Republic of
Tin	Dyfenco Green Applied Material Co, Ltd	Indonesia
Tin	Ebara-Udylite	China
Tin	Edzell Corp	Uruguay
Tin	EFD Inc	United States
Tin	Electroloy Corp Sdn Bhd	Malaysia
Tin	Electroloy Metal Pte	Singapore

Tin	Elsold	Germany
Tin	Essar Steel Algoma	Canada
Tin	E-tech Philippines	Philippines
Tin	Eximetal SA	Argentina
Tin	Fa Chia Metal	Taiwan
Tin	Feinhutte Halsbrucke GmbH	Germany
Tin	Felder GmbH - Lottechnik	Germany
Tin	Foongsan Corp	Korea, Republic of
Tin	Foshan Nanhai Songgang Honyang Tin Industry Co, Ltd	China
Tin	Frost Electroplating Ltd	United Kingdom
Tin	Fuji Metal Mining	Thailand
Tin	Fujian Zijin Copper Industry Co, Ltd	China
Tin	Full Armor Industries Ltd	Taiwan
Tin	Fundipar	Brazil
Tin	Furukawa Electric	Japan
Tin	Galf Srl Special Aluminum Alloys	Italy
Tin	Gallatin Steel	United States
Tin	Galva Iron & Metal Co	United States
Tin	Galva-Metall GmbH	Germany
Tin	Gannan Tin Smelter	China
Tin	Ge Jiu City Datun Chengfeng Smelter	China
Tin	Ge Jiu Lian Chang	China
Tin	Gebrueder Kemper GmbH	Germany
Tin	Geib Refining Corp	United States
Tin	Gejiu Gold Smelter Minerals Co, Ltd	China
Tin	Gejiu Jinye Mineral Co, Ltd	China
Tin	Gejiu Yelian Chang	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co, Ltd	China
Tin	Gem Terminal Ind Co, Ltd	China
Tin	Gibbs Wire & Steel Co	United States
Tin	Gold Bell Group	China
Tin	Gormat-e-K.	Germany
Tin	Goodway	China
Tin	Grant Manufacturing and Alloying	United States
Tin	Grik Perak Malaysia	Malaysia
Tin	Grillo Handel	Germany
Tin	Growing and Chemical (Suzhou) Co, Ltd	China
Tin	Guang Xi Hua Xi Corp	China
Tin	GuangDong Jiatian Stannum Products Co, Ltd	China

Tin	Guangxi Huaxi Group Ltd	China
Tin	Guangxi Jin Lian	China
Tin	Guangxi Nonferrous Metals Group	China
Tin	Guangzhou Pacific Tinplate Co, Ltd	China
Tin	Guangzhou Special Copper & Electronics Material Co, Ltd	China
Tin	Guangzhou Tianshuo Electronic Technology Co Ltd	China
Tin	Guixi Sanyuan Smelting Chemistry Co, Ltd	China
Tin	H Kramer & Co	United States
Tin	H L Thorne	United Kingdom
Tin	H.J. Enthoven & Sons	United Kingdom
Tin	Hai Yuxin Xi Zhuhai Co Ltd	China
Tin	Haiwoo	China
Tin	Hana-High Metal	Malaysia
Tin	Hanbaek Nonferrous Metals	Korea, Republic of
Tin	Handok	Korea, Republic of
Tin	Hangzhou Youbang Soldering Materials Co, Ltd	China
Tin	Hanhwa International	Korea, Republic of
Tin	Harada Metal	Japan
Tin	HeChi Metallurgical Chemical Factory	China
Tin	Hengtai Wiring Materials Co, Ltd	China
Tin	Heraeus Materials Singapore Pte, Ltd	Singapore
Tin	Heraeus Materials Technology GmbH	Germany
Tin	Heraeus Oriental Hitec Co, Ltd	Korea, Republic of
Tin	Heraeus Technology Center	Hong Kong
Tin	Heraeus Zhaoyuan Changshu Electronic Material Co, Ltd	China
Tin	Hi Star Material Corp	Korea, Republic of
Tin	High Quality Technology Co, Ltd	China
Tin	Highjent Technology	Japan
Tin	High-Power Surface Technology	China
Tin	High-Tech Co, Ltd	Taiwan
Tin	Hijos de Juan de Garay	Spain
Tin	Hikaru Suites Ltd	Japan
Tin	Hitachi Chemical Co America, Ltd	United States
Tin	Honeywell Electronic Materials	United States
Tin	Hong-Qiao Metals Co, Ltd	China
Tin	HQ Metal Products (KS) Co Ltd	China
Tin	Hua Eng Wire & Cable Co, Ltd	Taiwan
Tin	Huanggang City Tongding Metallic Material Co Ltd	China
Tin	Huaxi Tin (Liuzhou) Co Ltd	China

Tin	Huayou	Taiwan
Tin	Huiliang	China
Tin	Huizhou Taiwan Electronic Component Ltd Co	China
Tin	Huizhou Tin High-tech Co, Ltd	China
Tin	Hulterworth Smelter	Malaysia
Tin	Hunan Xianghualing Tin Co Ltd	China
Tin	Hyundai-Steel	Korea, Republic of
Tin	IBF IND Brasileira de Ferroligas Ltda	Brazil
Tin	Impag AG	Switzerland
Tin	Imperial Zinc Corp	United States
Tin	Inbra Ind e Com de Metals Ltda	Brazil
Tin	Incesa Comp. Eletricos Ltda	Brazil
Tin	Increasingly and Chemical (Suzhou) Co, Ltd	China
Tin	Ind. Brasiliera de Ferroligas Ltda	Brazil
Tin	International Wire Group, Inc	United States
Tin	IPS	France
Tin	Ishihara Chemical	Japan
Tin	Ishikawa Metal Co, Ltd	Japan
Tin	Izhevsk Electromechanical Plant Kupol	Russian Federation
Tin	J. Kuhl Metals Co	United States
Tin	Jalan Pantai	Malaysia
Tin	Jan Jang	Taiwan
Tin	Japan Copper and Brass Co, Ltd	Japan
Tin	Japan Ferrar Metals	Japan
Tin	Japan Refining Co, Ltd	Japan
Tin	Jau Janq Enterprise Co, Ltd	Taiwan
Tin	Jean Goldschmidt International SA	Belgium
Tin	Jia Tian	China
Tin	Jiangsu Xinhai Copper Co, Ltd	China
Tin	Jiangxi JiaWan	China
Tin	Jiangxi Jinshunda Tin Co Ltd	China
Tin	Jiangxi Tongye	China
Tin	Jin Li Chang	China
Tin	Jin Tiang	China
Tin	Jin Yi Group	China
Tin	Jin Zhou	China
Tin	JL Ketapang Kawasan Industri	Indonesia
Tin	J-Tech	China
Tin	Ju Tai Industrial Co, Ltd	China

Tin	Kalas Wire	United States
Tin	Keeling & Walker	United Kingdom
Tin	Kester Inc	India
Tin	Kewei Tin Co, Ltd	China
Tin	Kihong T & G	Indonesia
Tin	Kistron	Korea, Republic of
Tin	Kitts Metal Works	Japan
Tin	Kiyomine Metal Industry Co, Ltd	Japan
Tin	KME Brass Germany GmbH	Germany
Tin	KME Italia	Italy
Tin	Koba Tin	Indonesia
Tin	Kobe Steel	Japan
Tin	Kohoku Kogyo Co, Ltd	Japan
Tin	Koki Products Co Ltd	Thailand
Tin	Kovohute Pribram Nastupnicka, AS	Czech Republic
Tin	Ku Ping Enterprise Co, Ltd	Thailand
Tin	Kuan Shan China Ai Sen Self-Conductor Materials Co	China
Tin	Kunshan Shing Lee Solder Manufacturing Co, Ltd	China
Tin	Kunshan Xiubo	China
Tin	Kuntai	China
Tin	Kupol	Russian Federation
Tin	Laibin China Tin Smelting Co, Ltd	China
Tin	Laibin Huaxi Smelter Co, Ltd	China
Tin	Langfang Bondtron Electronic Materials Co, Ltd	China
Tin	Lee Cheong Gold	China
Tin	Levitra Can, Shenzhen Electronic Technology Co, Ltd	China
Tin	Leybold Co, Ltd	Japan
Tin	LG International Corp	Korea, Republic of
Tin	Li Hong, Wuxi Electronic Materials Co, Ltd	China
Tin	Lichung Soldering Manufacturing Co, Ltd	China
Tin	Linetech	Korea, Republic of
Tin	LMD	Netherlands
Tin	Lupon Enterprise Co, Ltd	Taiwan
Tin	M Smelter	Germany
Tin	Ma On Shuguang Smelting Plant	China
Tin	Makin Metal Powders (UK) Ltd	United Kingdom
Tin	Malaysia Aluminum & Alloy Sdn Bhd	Malaysia
Tin	Materials Eco-Refining Co, Ltd	Japan
Tin	Matsuo Handa Co, Ltd	Japan

Tin	Matsuo Solder Co, Ltd	Japan
Tin	Matsushima Metals Co, Ltd	Japan
Tin	MCP Heck	Germany
Tin	MCP Metal Specialties, Inc	United States
Tin	MCP Mining & Chemical Products Ltd UK	United Kingdom
Tin	Meng Neng	China
Tin	Metaconcept	France
Tin	Metahub Industries Sdn Bhd	Malaysia
Tin	Metari	Indonesia
Tin	Mihara Kinzoku Kogyo Co, Ltd	Japan
Tin	Millard Wire	United States
Tin	Miller Co	United States
Tin	Minchali Metal Industry Co Ltd	Taiwan
Tin	Ming Li Jia Smelt Metal Factory	China
Tin	Minmetals Ganzhou Tin Co Ltd	China
Tin	MK Electron	Australia
Tin	N.E. Chemcat Corp	Japan
Tin	Nancang Metal Material Co, Ltd	China
Tin	NanJing DaMai Science Technology Industry Co, Ltd	China
Tin	Nanjing Xin Ying Technology Co, Ltd	China
Tin	Nathan Trotter & Co Inc	Peru
Tin	Ney Metals and Alloys	United States
Tin	Nihon Genma MFG Co, Ltd	Thailand
Tin	Nihon Kagaku Sangyo Co, Ltd	Japan
Tin	Nihonhanda Co, Ltd	Japan
Tin	Ningbo Jintian Copper (Group) Co Ltd	China
Tin	Ningbo Yinzhou Ningbo of Precious Metal Recycling Plant	China
Tin	Nippon Filler Metals Ltd	Japan
Tin	Nippon Shindo Co, Ltd	Japan
Tin	Nippon Steel Sumitomo Metal Co, Ltd	Japan
Tin	NITAH	Indonesia
Tin	Nortena de Metales, SA	Spain
Tin	North Star BlueScope Steel, Llc	United States
Tin	Northern Smelter	Australia
Tin	Nrudakoto Ltd	Japan
Tin	Nucor Steel	United States
Tin	Nyrstar	Australia
Tin	Oki Copper and Brass Industry Co, Ltd	China
Tin	Osaka Asahi Metal K.K.	Japan

Tin	Oxbow Metales Mexico S. de R.L de CV	Bolivia
Tin	Padaeng Industry Public Co	Thailand
Tin	Pan Jit International Inc	Taiwan
Tin	Pan Light Corp	Indonesia
Tin	PBT	France
Tin	Peninsular de Laton	Spain
Tin	Perusahaan Sadur Timah Malasia	Malaysia
Tin	PISCO	Peru
Tin	Poongsan Corp	Korea, Republic of
Tin	Posco	Korea, Republic of
Tin	Possehl	Netherlands
Tin	Pro Wu Xianggui Mining Co, Ltd	China
Tin	Pro-Tech Korea	Korea, Republic of
Tin	PT Citralcogam	Indonesia
Tin	PT Donna Kembara Jaya	Indonesia
Tin	PT Natari	Indonesia
Tin	PT Rajwa International	Indonesia
Tin	PT Singkep Times Utama	Indonesia
Tin	PT Tommy Utama	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	Pure Technology	Russian Federation
Tin	QianDao Co, Ltd	China
Tin	Qualitek Delta Philippines Inc	Philippines
Tin	Quan Kai Shiye(gu) Youxian Gongsi	Taiwan
Tin	Raffmetal SpA	Italy
Tin	Rahman Hydraulic Tin Sdn Bhd	Malaysia
Tin	Red Ring Solder (M) Sdn Bhd	Malaysia
Tin	Redsun Metal Indco, Ltd	Taiwan
Tin	Reiborudo Co, Ltd	Japan
Tin	Richard Stenzhorn GmbH	Germany
Tin	Richemax International Co, Ltd	China
Tin	RST	Germany
Tin	Russkoe Olovo	Russian Federation
Tin	S Company	Thailand
Tin	Sacal SpA	Italy
Tin	Saitamaken Irumasi Sayama Ke Hara	Japan
Tin	Salzgitter	Germany
Tin	Samatron Co, Ltd	Korea, Republic of
Tin	Sambo Industry	Korea, Republic of

Tin	Samhwa Non-ferrous Metal Ind Co Ltd	Korea, Republic of
Tin	Samtec	United States
Tin	San'etsu Metals Co, Ltd	Japan
Tin	Sanmenxia Hang Seng Science and Technology Co, Ltd	China
Tin	Sasaki Chemical Co, Ltd	Japan
Tin	Sasaki Solder Industry Co, Ltd	Japan
Tin	Schloetter Co Ltd	United Kingdom
Tin	Seju Industry	Korea, Republic of
Tin	Selayang Solder Sdn Bhd	Indonesia
Tin	Senju Metal Industry Co, Ltd	Japan
Tin	Settu Chemical Industry	Japan
Tin	Sevelar	Spain
Tin	Severstal Columbus	United States
Tin	SGS	Bolivia
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co Ltd	China
Tin	Shandong China Electronic Materials Co, Ltd	China
Tin	Shanghai Baosteel	China
Tin	Shanghai Mitsuoka Electronics Co, Ltd	China
Tin	Shanghai New Solar	China
Tin	Shanghai Pu Zhao Trading Co, Ltd	China
Tin	Shanghai Xinyang Semiconductor Materials Co, Ltd	China
Tin	Shanghai Yuanhao Surface Finishing Co Ltd	China
Tin	Shanghai YueQiang Metal Products Co, Ltd	China
Tin	Shantou Xi Kuang	China
Tin	Shaoxing Tianlong Tin Materials Co, Ltd	China
Tin	Shen Mao Solder (M) Sdn Bhd	Malaysia
Tin	Shen Mao Tin Products Co, Ltd	China
Tin	Shen Zhen Qi Xiang Da Hua Gong Si	China
Tin	Shenyang Rongshengyuan	China
Tin	Shenzhen Aijiafa Industrial Co, Ltd	China
Tin	Shenzhen Anchen Soldering Tin Product Co, Ltd	China
Tin	Shenzhen Boshida Sodering Tin Industrial Co, Ltd	China
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China
Tin	Shenzhen Kamo Co, Ltd	China
Tin	Shenzhen Keaixin Technology	China
Tin	Shenzhen New Jin Spring Solder Products Co, Ltd	China
Tin	Shenzhen Red Cloud Crown Tin Ltd	China
Tin	Shenzhen Yi Cheng Industrial	China

Tin	Showa Kako	Japan
Tin	Shuer Der Industry (Jiangsu) Co Ltd	China
Tin	Shunda Huichang Kam Tin Co, Ltd	China
Tin	Sichuan Guanghan Jiangnan Casting Smelters	China
Tin	Sigma	Taiwan
Tin	Singapore Asahi Chemical & Solder Industries Pte Ltd	Singapore
Tin	Singapore LME Tin	Singapore
Tin	Sinnihon Brass Co, Ltd	Japan
Tin	SIP	Indonesia
Tin	Sizer Metals Pte Ltd	Singapore
Tin	SMIC Senju Malaysia	Malaysia
Tin	SN Plus	Germany
Tin	Solder Coat Co, Ltd	Japan
Tin	Solderindo	Indonesia
Tin	Solnet Metal	Malaysia
Tin	Songwon	Korea, Republic of
Tin	SPTE	China
Tin	Stannol	Germany
Tin	Steel Dynamics	United States
Tin	Stretti	Malaysia
Tin	Suddeutsche Metallhandelsgesellschaft MbH	Germany
Tin	Sun Surface Technology Co, Ltd	China
Tin	Sundwiger Messingwerk GmbH & Co KG	Germany
Tin	Super Ligas	Brazil
Tin	Suzhou Chemical Co, Ltd	China
Tin	Suzhou Feixiang Solder Materials Co, Ltd	China
Tin	Suzhou Jinyi Jewelry Factory	China
Tin	Suzhou Roiwow Recycle Technology Co Ltd	China
Tin	T.S. Crane	United States
Tin	Tai Nian Gao Keji Gufen Youxian Gongsi	China
Tin	Taiwan Qing Gao Qi Ye You Xian Gong Si	China
Tin	Taiwan Total Co Ltd	Taiwan
Tin	Tamura Corp	Japan
Tin	Tarutin Kester Co, Ltd	Japan
Tin	TCC Steel	Korea, Republic of
Tin	TDK	Japan
Tin	Technic Inc	United States
Tin	Tennant Metal Pty Ltd	Australia

Tin	Thai Nguyen Nonferrous Metal Co	Vietnam
Tin	Thailand Mine Factory	Thailand
Tin	The Heracles Las (China) Co, Ltd	China
Tin	Three Green Surface Technology Ltd Co	China
Tin	Thye Ming Industrial Co, Ltd	Taiwan
Tin	ThyssenKrupp Steel	United States
Tin	Tianshui Longbo Business & Trade Co, Ltd	China
Tin	TIB Chemicals AG	Germany
Tin	Tim Plating Gejiu	China
Tin	Timah Indonesian State Tin Corp	Indonesia
Tin	Tin Products Manufacturing Co, Ltd	China
Tin	Tin Xicai Cao, Ltd	China
Tin	Tochij	Japan
Tin	Tong Ding Metal Co, Ltd	China
Tin	Totai	Taiwan
Tin	Trafilerie Carlo Gnutti	Italy
Tin	Traxys	France
Tin	Tyco	United States
Tin	UBS Metalor	China
Tin	Uchihashi Estec Co, Ltd	Japan
Tin	UFO Co, Ltd Guangxi Ping Gui	China
Tin	Umicore Haboken	Belgium
Tin	Uni Bros Metal Pte Ltd	Singapore
Tin	Uniforce Metal Industrial Corp	Hong Kong
Tin	United Smelter	Indonesia
Tin	Units Year High Technology Co, Ltd	Taiwan
Tin	Univertical International (Suzhou) Co, Ltd	China
Tin	Untracore Co, Ltd	Thailand
Tin	Usugidenkaikougyou Co, Ltd	Japan
Tin	Usuginu Electrolyte Industries	Japan
Tin	Vertex Metals Inc	Taiwan
Tin	Vishay Intertechnology	China
Tin	Wang Yu Manufacturing Co Ltd	Taiwan
Tin	Warton Metals Ltd	United Kingdom
Tin	WC Heraeus Hanau	Thailand
Tin	WELL FORE Special Wire	China
Tin	Welley	Taiwan
Tin	Well-Lin Enterprise Co Ltd	Taiwan

Tin	Wen Cheng Co, Ltd	China
Tin	Westfalenzinn J. Jost KG	Germany
Tin	Westmetall GmbH & Co KG	Germany
Tin	Wieland Werke	Germany
Tin	Wildshaw Ltd	China
Tin	Wilhelm Grillo Handelsgesellschaft GmbH	Germany
Tin	Wilhelm Westmetall	Germany
Tin	Win Tin Co, Ltd Wongkang Hiroshima	China
Tin	Wind Yunnan Nonferrous Metals Co, Ltd	China
Tin	Wonil Metal Co Ltd	Korea, Republic of
Tin	Wooshin Metal	Korea, Republic of
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Co	China
Tin	Wuhu Zhongyuan Metal Sheet and Foil Co, Ltd	China
Tin	Wujiang City Luxu Tin Factory	China
Tin	Wuxi Lantronic Electronic Co Ltd	China
Tin	Wuxi Yunxi	China
Tin	Xia Yi Jinshu Gongye(gu) Youxian Gongsi	Taiwan
Tin	Xia Yi Metal Industries Co, Ltd	Taiwan
Tin	Xin Furukawa Metal (Wuxi) Co, Ltd	Taiwan
Tin	Xin Tongding	China
Tin	Xin Wang Copper Smelter	China
Tin	Xingyang Electronics Co, Ltd	China
Tin	Xinjian Mining Corporation	China
Tin	Xinke Precision Copper Strip Co, Ltd	China
Tin	Xinqian	China
Tin	XiYue	China
Tin	Xuri	China
Tin	Ya Qiao Giye Gufen Youxian Gonsi	China
Tin	Yahataseitetsusho	Japan
Tin	Yao Zhang Enterprise Co, Ltd	Taiwan
Tin	Ye Chiu Metal Smelting Sdn Bhd	Malaysia
Tin	Yifeng Tin Industry Co, Ltd	China
Tin	Yik Shing Tat Industrial Co, Ltd	China
Tin	Yiquan Manufacturing	China
Tin	You Nai Tong Cai (Suzhou) Youxian Gongsi	China
Tin	YTMM	China
Tin	Yu Material (Suzhou) Co Ltd	China
Tin	Yuan Ye Electronics (Shen Zhen) Co, Ltd	China

Tin	Yuang-Hsian Metal Industrial Corp	Taiwan
Tin	Yuanhao	China
Tin	Yucheng	China
Tin	Yun Xi	China
Tin	Yun'an Dian'Xi Tin Mine	Indonesia
Tin	Yunnan Chengo Electric Smelting Plant	China
Tin	Yunnan China Rare Metal Materials Co	China
Tin	Yunnan Tin Industry Refco Group Ltd	China
Tin	Yunnan Travel Wind Non-Ferrous Metal Shares Ltd	China
Tin	Yunnan Wenshan-Malipo Strike-slip Baiyi Mining Co, Ltd	China
Tin	Yunnan Xi Ye Gufen Youxian Gongsi	China
Tin	Yunnan Yun Shares of Copper-Zinc Industry Ltd	China
Tin	Yunsin	China
Tin	Yuntinic Chemical GmbH	Germany
Tin	Yun'xin Non-ferrous Electroanalysis Ltd	China
Tin	Zhang Yao	Malaysia
Tin	Zhangzhou Macro Real Non-Ferrous Metals	China
Tin	Zhangzhou Xiangcheng Hongyu Building Co, Ltd	China
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	China
Tin	Zhejiang Strong Solder Materials	China
Tin	Zhenxiong Copper Group Co, Ltd	China
Tin	Zhongshi Metal Co, Ltd	China
Tin	Zhuhai Horyison Solder Co, Ltd	China
Tin	Zhuhai Quanjia	China
Tin	Zong Yang Industrial Co, Ltd	Taiwan
Tin	Zu Hai Haiyuxin Tin Products Co, Ltd	China
Tin	Alpha	United States	Compliant
Tin	An Vinh Joint Stock Mineral Processing Co	Vietnam	Active
Tin	Chenzhou Yunxiang Mining and Metallurgy Co Ltd	China	Alleged Smelter
Tin	China Tin Group Co, Ltd	China	Active
Tin	CNMC (Guangxi) PGMA Co, Ltd	China	Outreach Req.
Tin	Cooperativa Metalurgica de Rondônia Ltda	Brazil	Compliant
Tin	CV Ayi Jaya	Indonesia	Compliant
Tin	CV Gita Pesona	Indonesia	Active
Tin	CV Serumpun Sebalai	Indonesia	Compliant
Tin	CV United Smelting	Indonesia	Compliant
Tin	CV Venus Inti Perkasa	Indonesia	Active
Tin	Dowa	Japan	Compliant
Tin	Elmet SLU (Metallo Group)	Spain	Compliant
Tin	EM Vinto	Bolivia	Compliant

Tin	Estanho de Rondônia SA	Brazil	In Comm.
Tin	Feinhütte Halsbrücke GmbH	Germany	Active
Tin	Fenix Metals	Poland	Compliant
Tin	Gejiu Kai Meng Industry and Trade Llc	China	Active
Tin	Gejiu Non-Ferrous Metal Processing Co, Ltd	China	Compliant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co, Ltd	China	Outreach Req.
Tin	Gejiu Zili Mining And Metallurgy Co, Ltd	China	Outreach Req.
Tin	Huichang Jinshunda Tin Co, Ltd	China	Outreach Req.
Tin	Jiangxi Ketai Advanced Material Co, Ltd	China	Compliant
Tin	Linwu Xianggui Ore Smelting Co, Ltd	China	Outreach Req.
Tin	Magnu's Minerais Metais e Ligas Ltda	Brazil	Compliant
Tin	Malaysia Smelting Corp (MSC)	Malaysia	Compliant
Tin	Melt Metais e Ligas S/A	Brazil	Compliant
Tin	Metahub Industries Sdn Bhd	Malaysia	Outreach Req.
Tin	Metallic Resources, Inc	United States	Compliant
Tin	Metallo-Chimique NV	Belgium	Compliant
Tin	Mineração Taboca SA	Brazil	Compliant
Tin	Minsur	Peru	Compliant
Tin	Mitsubishi Materials Corp	Japan	Compliant
Tin	Nankang Nanshan Tin Manufactory Co, Ltd	China	Outreach Req.
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Co	Vietnam	Active
Tin	O.M. Manufacturing (Thailand) Co, Ltd	Thailand	Compliant
Tin	O.M. Manufacturing Philippines, Inc	Philippines	Compliant
Tin	Operaciones Metalurgical SA	Bolivia	Compliant
Tin	Phoenix Metal Ltd	Rwanda	Active
Tin	PT Alam Lestari Kencana	Indonesia	Outreach Req.
Tin	PT Aries Kencana Sejahtera	Indonesia	Compliant
Tin	PT Artha Cipta Langgeng	Indonesia	Compliant
Tin	PT ATD Makmur Mandiri Jaya	Indonesia	Compliant
Tin	PT Babel Inti Perkasa	Indonesia	Compliant
Tin	PT Bangka Kudai Tin	Indonesia	Outreach Req.
Tin	PT Bangka Prima Tin	Indonesia	Compliant
Tin	PT Bangka Timah Utama Sejahtera	Indonesia	Outreach Req.
Tin	PT Bangka Tin Industry	Indonesia	Compliant
Tin	PT Belitung Industri Sejahtera	Indonesia	Compliant

Tin	PT BilliTin Makmur Lestari	Indonesia	Compliant
Tin	PT Bukit Timah	Indonesia	Compliant
Tin	PT Cipta Persada Mulia	Indonesia	Compliant
Tin	PT DS Jaya Abadi	Indonesia	Compliant
Tin	PT Eunindo Usaha Mandiri	Indonesia	Compliant
Tin	PT Fang Di MulTindo	Indonesia	Outreach Req.
Tin	PT Inti Stania Prima	Indonesia	Compliant
Tin	PT Justindo	Indonesia	Compliant
Tin	PT Karimun Mining	Indonesia	Outreach Req.
Tin	PT Mitra Stania Prima	Indonesia	Compliant
Tin	PT Panca Mega Persada	Indonesia	Compliant
Tin	PT Pelat Timah Nusantara Tbk	Indonesia	Outreach Req.
Tin	PT Prima Timah Utama	Indonesia	Compliant
Tin	PT Refined Bangka Tin	Indonesia	Compliant
Tin	PT Sariwiguna Binasentosa	Indonesia	Compliant
Tin	PT Seirama Tin Investment	Indonesia	Outreach Req.
Tin	PT Stanindo Inti Perkasa	Indonesia	Compliant
Tin	PT Sumber Jaya Indah	Indonesia	Active
Tin	PT Timah (Persero) Tbk Kundur	Indonesia	Compliant
Tin	PT Timah (Persero) Tbk Mentok	Indonesia	Compliant
Tin	PT Tinindo Inter Nusa	Indonesia	Compliant
Tin	PT Tirus Putra Mandiri	Indonesia	Outreach Req.
Tin	PT Tommy Utama	Indonesia	Active
Tin	PT Wahana Perkit Jaya	Indonesia	Compliant
Tin	Resind Indústria e Comércio Ltda	Brazil	Compliant
Tin	Rui Da Hung	Taiwan	Active
Tin	Electro-Mechanical Facility of the Cao Bang Minerals	Vietnam	On CFSP Active List
Tin	Soft Metais Ltda	Brazil	Compliant
Tin	Thaisarco	Thailand	Compliant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Co	Vietnam	Active
Tin	VQB Mineral and Trading Group JSC	Vietnam	Compliant
Tin	White Solder Metalurgia e Mineração Ltda	Brazil	Compliant
Tin	Yunnan Chengfeng Non-ferrous Metals Co, Ltd	China	Active
Tin	Yunnan Tin Group (Holding) Co Ltd	China	Not-Compliant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Co	Vietnam
Tungsten	Advanced Chemical Co	United States
Tungsten	Aida Chemical Industries Co Ltd	Japan
Tungsten	Air Liquide Far Eastern	France
Tungsten	Alldyne Powder Technologies	United States
Tungsten	Alluter Technology (Shenzhen) Co, Ltd	China
Tungsten	Alta Group	United States

Tungsten	ASSAB	China
Tungsten	Aubert & Duval	France
Tungsten	Axis Material Ltd	Japan
Tungsten	Beijing Advanced Metal Materials Co, Ltd	China
Tungsten	Beijing General Research Institute of Mining & Metallurgy	China
Tungsten	Beijing Tian-long	China
Tungsten	Beijing Zenith Materials	China
Tungsten	BGH Edelstahl Lippendorf GmbH	Germany
Tungsten	Bruweiler Precise Sales Co	United States
Tungsten	Buffalo Tungsten	China
Tungsten	CB-Ceratizit CN	China
Tungsten	Central Glass	Japan
Tungsten	CeramTec	Germany
Tungsten	Chang Chun up-optech	China
Tungsten	Chengdu Hongbo Industrial Co Ltd	China
Tungsten	Chengdu Yemaohuagong Co, Ltd	China
Tungsten	China Alluter Technology (Shenzhen) Co, Ltd	China
Tungsten	Chunbao Carbide Science & Technology Co, Ltd	Taiwan
Tungsten	CTS Industries	Singapore
Tungsten	CV DS Jaya Abadi	Indonesia
Tungsten	CWB	United States
Tungsten	Degutea	Korea, Republic of
Tungsten	Emei Hengdong	China
Tungsten	First Copper Technology Co, Ltd	Taiwan
Tungsten	Fort Wayne Wire Die	United States
Tungsten	Ganzhou Grand Sea W & Mo Group Co, Ltd	China
Tungsten	Ganzhou Hailong W & Mo Co, Ltd	China
Tungsten	Ganzhou Hongfei W & Mo Co, Ltd	China
Tungsten	Ganzhou Sinda W & Mo Co, Ltd	China
Tungsten	Ganzhou Tejing Tungsten & Molybdenum Co, Ltd	China
Tungsten	Golden Egret	China
Tungsten	Graphite India Ltd	India
Tungsten	Guangdong Guangzhou Guangsheng Non-Ferrous Import & Export Co, Ltd	China
Tungsten	H.C. Starck Hermsdorf GmbH	Germany
Tungsten	Han River Pelican State Alloy Co, Ltd	China
Tungsten	Hitachi Metals, Ltd	Japan
Tungsten	IES Technical Sales	United States
Tungsten	Iljin Diamond Co, Ltd	Korea, Republic of
Tungsten	Integrated Circuit	Korea, Republic of

Tungsten	Izawa Metal Co, Ltd	Japan
Tungsten	Jada Electronic Ltd	China
Tungsten	Jian De City Hengshan Tungsten Co, Ltd	China
Tungsten	Jiangsu Hetian Technological Material Co, Ltd	China
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten	Jiangxi Rare Earth Metals Tungsten Group Corp	China
Tungsten	Jiangxi Richsea New Material Co	China
Tungsten	Jilin Sichuan	China
Tungsten	Kyoritsu Gokin Co, Ltd	Japan
Tungsten	Matheson Gas Products Korea Co, Ltd	Korea, Republic of
Tungsten	Midwest Tungsten Wire Co	United States
Tungsten	Minmetals (Hunan) Ferroalloys Co, Ltd	China
Tungsten	Minpro AB	Sweden
Tungsten	Nanchang Cemented Carbide Llc	China
Tungsten	Nihon Superior	Japan
Tungsten	Nippon Micrometal Corp	Japan
Tungsten	Nippon Tungsten Co Ltd	Japan
Tungsten	North American Tungsten	Canada
Tungsten	Outokumpu VDM USA	United States
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sandvik Material Technology	Sweden
Tungsten	Sendi Kyocera Corp	Japan
Tungsten	Sichuan Metals & Materials Imp & Exp Co	China
Tungsten	Sincemat Co, Ltd	China
Tungsten	Soleras	United States
Tungsten	Sunaga Tungsten	Japan
Tungsten	Sylham	United States
Tungsten	TaeguTec	Korea, Republic of
Tungsten	Taiyo Nippon Sanso Taiwan, Inc	Korea, Republic of
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co, Ltd	Japan
Tungsten	Toshiba Material Co, Ltd	China
Tungsten	Tosoh Corp	Japan
Tungsten	Triumph Northwest	United States
Tungsten	ULVAC, Inc	Japan
Tungsten	Voss Metals Company, Inc	United States
Tungsten	Wah Lee Industrial Corp	Taiwan
Tungsten	Western Metal Materials Co, Ltd	China
Tungsten	Williams Brewster	United States
Tungsten	Wolfram Co CJSC	Russian Federation

Tungsten	Wolfram Industrie Traunstein	Germany
Tungsten	Wort Wayne Wire Die	United States
Tungsten	Xiamen Carbide Ltd	China
Tungsten	Xiamen Golden Egret Special Alloy Co Ltd	China
Tungsten	Xiamen Honglu Tungsten Molybdenum Co, Ltd	China
Tungsten	Xianglu Tungsten Industry Co Ltd	China
Tungsten	Zhuzhou Cemented Carbide Group	China
Tungsten	ALMT Tungsten Corp	Japan	Compliant
Tungsten	Asia Tungsten Products Vietnam Ltd	Vietnam	Compliant
Tungsten	Chenzhou Diamond Tungsten Products Co, Ltd	China	Compliant
Tungsten	Chongyi Zhangyuan Tungsten Co, Ltd	China	Compliant
Tungsten	Dayu Jincheng Tungsten Industry Co, Ltd	China	TI-CMC Member
Tungsten	Dayu Weiliang Tungsten Co, Ltd	China	TI-CMC Member
Tungsten	Fujian Jinxin Tungsten Co, Ltd	China	Compliant
Tungsten	Ganxian Shirui New Material Co, Ltd	China	Outreach Req.
Tungsten	Ganzhou Huaxing Tungsten Products Co, Ltd	China	Compliant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co, Ltd	China	Compliant
Tungsten	Ganzhou Non-ferrous Metals Smelting Co, Ltd	China	TI-CMC Member
Tungsten	Ganzhou Seadragon W & Mo Co, Ltd	China	Compliant
Tungsten	Ganzhou Yatai Tungsten Co, Ltd	China	Compliant
Tungsten	Global Tungsten & Powders Corp	United States	Compliant
Tungsten	Guangdong Xianglu Tungsten Co, Ltd	China	Compliant
Tungsten	H.C. Starck GmbH	Germany	Compliant
Tungsten	H.C. Starck Smelting GmbH & Co KG	Germany	Compliant
Tungsten	Hunan Chenzhou Mining Co, Ltd	China	Compliant
Tungsten	Hunan Chuangda Vanadium Tungsten Co, Ltd Wuji	China	Active
Tungsten	Hunan Chuangda Vanadium Tungsten Co, Ltd Yanglin	China	Active
Tungsten	Hunan Chunchang Nonferrous Metals Co, Ltd	China	Compliant
Tungsten	Hydrometallurg, JSC	Russian Federation	Compliant
Tungsten	Japan New Metals Co, Ltd	Japan	Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co, Ltd	China	TI-CMC Member
Tungsten	Jiangxi Gan Bei Tungsten Co, Ltd	China	Compliant
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co, Ltd	China	Outreach Req.
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co, Ltd	China	TI-CMC Member
Tungsten	Jiangxi Xinsheng Tungsten Industry Co, Ltd	China	TI-CMC Member

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co, Ltd	China	Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co, Ltd	China	Active
Tungsten	Kennametal Fallon	United States	Active
Tungsten	Kennametal Huntsville	United States	Compliant
Tungsten	Malipo Haiyu Tungsten Co, Ltd	China	Compliant
Tungsten	Niagara Refining Llc	United States	Active
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing Llc	Vietnam	Compliant
Tungsten	Pobedit, JSC	Russian Federation	In Comm.
Tungsten	Sanher Tungsten Vietnam Co, Ltd	Vietnam	Active
Tungsten	Tejing (Vietnam) Tungsten Co, Ltd	Vietnam	Compliant
Tungsten	Vietnam Youngsun Tungsten Industry Co, Ltd	Vietnam	Compliant
Tungsten	Wolfram Bergbau und Hütten AG	Austria	Compliant
Tungsten	Xiamen Tungsten (H.C.) Co, Ltd	China	Compliant
Tungsten	Xiamen Tungsten Co, Ltd	China	Compliant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co, Ltd	China	Compliant